Inventory	12 Months Ended
Jun. 30, 2022
Inventories [Abstract]
Inventory	Inventory

Accounting Policy

The Company defines inventory as all cannabis products after the point of harvest (“Cannabis Inventory”), hemp products, purchased finished goods for resale, consumable supplies and accessories. Cannabis Inventory includes harvested cannabis, trim, cannabis oils, capsules, edibles and vaporizers.

Inventories of harvested cannabis are transferred from biological assets at fair value less costs to sell at the point of harvest, which becomes the deemed cost. By-products, such as trim, are measured at their net-realizable-value (“NRV”) at point of harvest which is deducted from the total deemed cost to give a net cost for the primary product. Any subsequent post-harvest costs are capitalized to Cannabis Inventory to the extent that the cost is less than NRV. NRV for work-in-process (“WIP”) and finished Cannabis Inventory is determined by deducting estimated remaining conversion/completion costs and selling costs from the estimated sale price achievable in the ordinary course of business. Conversion and selling costs are determined using average cost. In the period that Cannabis Inventory is sold, the fair value portion of the deemed cost is recorded within changes in fair value of inventory sold line, and the cost of such Cannabis Inventory, including direct and indirect costs, are recorded within the cost of sales line on the statement of comprehensive loss.

Products for resale, consumable supplies and accessories are initially recognized at cost and subsequently valued at the lower of cost and NRV. The Company reviews these types of inventory for obsolescence, redundancy and slow turnover to ensure that they are written-down and reflected at NRV.

The Company uses judgment in determining the NRV of inventory. When assessing NRV, the Company considers the impact of the average selling price per gram, inventory spoilage, inventory excess, age and damage.

The following is a breakdown of inventory:

	June 30, 2022			June 30, 2021
	Capitalized cost	Fair value adjustment	Carrying value	Capitalized cost	Fair value adjustment	Carrying value
	$	$	$	$	$	$
Harvested cannabis
Work-in-process	40,285	27,297	67,582	30,693	10,433	41,126
Finished goods	9,151	2,444	11,595	13,405	4,676	18,081
	49,436	29,741	79,177	44,098	15,109	59,207
Extracted cannabis
Work-in-process	13,577	2,348	15,925	18,884	2,420	21,304
Finished goods	8,257	650	8,907	17,355	2,181	19,536
	21,834	2,998	24,832	36,239	4,601	40,840
Hemp products
Raw materials	—	—	—	773	—	773
	—	—	—	773	—	773

Supplies and consumables	10,817	—	10,817	15,095	—	15,095

Merchandise and accessories	1,272	—	1,272	1,556	—	1,556

Ending balance	83,359	32,739	116,098	97,761	19,710	117,471

During the year ended June 30, 2022, inventory expensed to cost of goods sold was $318.8 million (June 30, 2021 - $376.0 million), which included $106.1 million (June 30, 2021 - $118.7 million) of non-cash expense related to the changes in fair value of inventory sold.
During the year ended June 30, 2022, the Company recognized $137.0 million (June 30, 2021 - $167.2 million) in inventory impairment losses consisting of $71.9 million (June 30, 2021 - $82.5 million) recognized in changes in fair value of inventory sold and $65.1 million (June 30, 2021 - $84.7 million) recognized in cost of sales.